UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2005

Aviall, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12380	65-0433083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2750 Regent Boulevard DFW Airport, Texas	75261
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 586-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Acquisition of Distribution Rights and Inventory

General. On January 28, 2005 (the “Effective Date”), Aviall, Inc. (the “Company”), Aviall Services, Inc. (“Aviall Services,” and collectively with the Company, “Aviall”), GE Engine Services Distribution LLC (“GEESD”) and General Electric Company (collectively with GEESD, “GE”) entered into a Distribution Services Agreement (the “Distribution Agreement”) relating to the distribution of parts for the GE CF6-50 and CF6-80A aircraft engines (collectively, the “CF6 Engines”). The following summary of the material terms and conditions of the Distribution Agreement should be read in connection with, and is qualified in its entirety by, the actual text of the Distribution Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference for all purposes.

Rights and Assets Acquired; Consideration. Effective as of the end of the Transition Period described below, GE appointed Aviall Services as the exclusive worldwide distributor for parts that are unique to the CF6 Engines and that are manufactured by GE, an affiliate of GE or a third party under contract with GE (collectively, the “Products”). In addition, Aviall Services purchased an initial provisioning of Product inventory from GEESD on the Effective Date. On January 28, 2005, Aviall Services paid GE a total of $160.1 million for the distribution rights and initial Product inventory.

Transition Period. The Distribution Agreement provides for a time period during which responsibility for the sale of Products to Customers (as defined below) will be transferred from GE to Aviall Services (the “Transition Period”). During the Transition Period, GE will continue to sell Products to Customers, and Aviall Services will receive a commission on all such sales. GE and Aviall Services have agreed to use reasonable efforts to cause the Transition Period to be no longer than six months.

Term; Projected Revenue. The term of the Distribution Agreement will continue as long as either CF6 Engine is operational on an airworthy aircraft. Aviall currently expects that the Distribution Agreement will generate approximately $5 billion in revenues during its term, with anticipated average sales of $300 million per year on an annualized basis for the initial ten years of the agreement.

Customers. Aviall Services may sell Products to any customer that has been previously approved by GE (collectively, the “Customers”). If GE determines in its reasonable discretion and good faith judgment that Aviall Services is not meeting the reasonable requirements of a Customer and Aviall Services is unable to give adequate assurance that it is addressing the issue, GE may sell Products to that Customer until Aviall Services is able to satisfy the Customer’s requirements, subject to Aviall Services receiving a lesser commission on all such sales made by GE.

Restrictions on Competing Parts. Subject to certain exceptions, Aviall Services may not sell, manufacture or distribute certain engine parts that compete with original equipment manufacturer engine parts for use on any aircraft engine manufactured by GE or by any entity in which GE has a certain level of equity interest. If Aviall Services breaches the restriction and does not timely cure such breach, GE may terminate the Distribution Agreement.

Purchase of Products. Aviall Services will periodically place orders for Product with GE. GE will sell Products to Aviall Services at a specified discount off of GE’s catalog list price and will deliver the Products within established manufacturing lead times. Aviall Services will also purchase additional Product inventory during the Transition Period to prepare for fulfilling Customer orders.

Termination for Material Breach. In the event of a material beach of the agreement, the non-breaching party may provide written notice of default to the breaching party. If the breaching party does not timely cure the default or the parties are otherwise unable to resolve the dispute, the non-breaching party may terminate the Distribution Agreement.

Termination upon Change of Control. In general, GE may also terminate the Distribution Agreement upon a Change of Control (as defined in the Distribution Agreement) of Aviall Services or the Company if the Change of Control results in either entity being acquired by:

•	a competitor of GE’s aircraft engine business;

•	a party that, in GE’s good faith judgment and reasonable discretion, does not have the resources and expertise to perform Aviall Services’ obligations under the Distribution Agreement; or

•	a party that, in GE’s good faith judgment and reasonable discretion, does not have a reputation for integrity, sound business ethics and compliance with law.

Service Level and Termination for Failure to Meet Service Level. As part of the Distribution Agreement, Aviall Services has agreed to institute a program that is designed to achieve a minimum level of on time delivery of Customer Product orders. In general, if Aviall Services’ on time delivery performance falls below a minimum level and Aviall Services does not return its on time delivery performance to this level within a specified cure period, GE may terminate the Distribution Agreement.

Parts Supply Agreement. On the Effective Date and in connection with the Distribution Agreement, Aviall Services entered into a separate agreement with General Electric Company whereby General Electric Company and its affiliates have agreed to purchase their requirements for Products from Aviall Services (the “Parts Supply Agreement”). The Parts Supply Agreement will remain in effect for the term of the Distribution Agreement. The foregoing summary of the Parts Supply Agreement should be read in connection with, and is qualified in its entirety by, the actual text of the Parts Supply Agreement attached hereto as Exhibit 99.1, which is incorporated herein by reference for all purposes.

Guarantees. The Company has guaranteed the performance of Aviall Services under the Distribution Agreement and the Parts Supply Agreement, as well as the performance of any other direct or indirect subsidiary of the Company that assumes or is assigned any obligation thereunder in the future. General Electric Company has guaranteed the performance of GEESD under the Distribution Agreement, as well as the performance of any other direct or indirect subsidiary of General Electric Company that assumes or is assigned any obligation under the Distribution Agreement or Parts Supply Agreement in the future.

Forward Looking Statements. The statements contained in this Form 8-K that are not historical facts are forward-looking statements (as such term is defined in the Private Securities Litigation Act of 1995), which involve risks and uncertainties. Actual results may differ materially from those expected in the forward-looking statements.

Amendment No. 3 to the Second Amended and Restated Credit Agreement

General. On January 28, 2005, Aviall Services, the Company, Citicorp USA, Inc., as existing administrative agent, Citicorp North America, Inc., as new administrative agent, Citigroup Global Markets, Inc., as joint lead arranger, Wachovia Bank, National Association, as joint lead arranger and documentation agent, General Electric Capital Corporation and Wells Fargo Bank, as co-syndication agents and co-arrangers, along with the other lenders and issuers signatory thereto, entered into Amendment No. 3 to the Second Amended and Restated Credit Agreement (“Amendment No. 3”). Amendment No. 3 was entered into in connection with Aviall’s entry into the Distribution Agreement.

The provisions of Amendment No. 3 amend several provisions of Aviall’s Second Amended and Restated Credit Agreement (as previously amended, the “Credit Facility”), including the following:

Increase in Facility Size; Restructuring of Borrowing Base. The total amount of revolving credit commitments has been increased from $200.0 million to $260.0 million, with availability subject to a borrowing base calculation. The categories of accounts receivable and inventory that are eligible to be included in the calculation of the borrowing base under the Credit Facility have been expanded, but remain subject to reserves required by the lenders. The borrowing base is determined by applying an advance rate of 50% to the amount of eligible receivables and eligible inventory. On January 28, 2005, Aviall Services drew down $107.0 million under the Credit Facility to fund its purchase of distribution rights and Product inventory under the Distribution Agreement.

Extension of Scheduled Termination Date. The scheduled termination date of the Credit Facility has been extended to December 31, 2008.

Applicable Margin. Until June 28, 2005, the applicable margin for base rate loans is 1.0% per annum, and the applicable margin for Eurodollar rate loans is 2.0% per annum. After this period, the applicable margin will vary depending on the Company’s leverage ratio. More specifically, depending on the Company’s leverage ratio, the applicable margin for base rate loans will range between 0.5% and 1.5% per annum, and the applicable margin for Eurodollar loans will range between 1.5% and 2.5% per annum.

Maximum Leverage Ratio. The maximum leverage ratio of the Company now may not exceed:

•	4.50 to 1 for fiscal quarters ending on or before June 30, 2005;

•	4.00 to 1 for the fiscal quarter ending on September 30, 2005;

•	3.50 to 1 for the fiscal quarter ending on December 31, 2005; and

•	3.25 to 1 for fiscal quarters ending on or after March 31, 2006.

Capital Expenditures. Aviall’s permitted capital expenditures in any fiscal year must not exceed $12.0 million plus any unused carryover amounts from prior years up to a maximum of $10.0 million.

Additional Restricted Payments Covenant. In order to make any optional redemption, repayment or prepayment pursuant to the Company’s $200.0 million principal amount of 7.625% Senior Notes due 2011, the restricted payments covenant in the Credit Facility now requires Aviall Services to have available credit under the Credit Facility, immediately after giving effect to such redemption, repayment or prepayment, of not less than $100.0 million.

Tangible Net Worth. Amendment No. 3 provides that the consideration paid by Aviall Services for distribution rights under the Distribution Agreement will not be deducted from the calculation of tangible net worth under the Credit Facility.

Other Provisions Unchanged. In general, the remaining provisions of the Credit Facility are not changed by Amendment No. 3 and remain in full force and effect. The foregoing summary of the material terms and conditions of Amendment No. 3 should be read in conjunction with, and is qualified in its entirety by, the actual text of Amendment No. 3 attached hereto as Exhibit 99.2, which is incorporated herein by reference for all purposes, and by the Company’s previous disclosure regarding the terms and conditions of the Credit Facility.

Form of Equity Award Agreements

Attached as exhibits hereto are the following forms of agreements for awards made pursuant to the Company’s 1998 Stock Incentive Plan:

•	Restricted Shares Award Agreement (Exhibit 99.3);

•	Non-Qualified Stock Option Agreement (Exhibit 99.4); and

•	Incentive Stock Option Agreement (Exhibit 99.5).

Also attached as exhibits hereto are the following forms of agreements for awards made pursuant to the Company’s Amended and Restated 1998 Directors Stock Plan:

•	Non-Employee Director Stock Option Agreement (Exhibit 99.6); and

•	Election Agreement (Exhibit 99.7).

A summary of the material terms and conditions of the foregoing agreements is set forth below. Each summary should be read in connection with, and is qualified in its entirety by, the actual text of the form of applicable award agreement attached as an exhibit hereto, which is incorporated herein by reference for all purposes.

Restricted Shares Award Agreement. The form of Restricted Shares Award Agreement is used to evidence awards of restricted shares of common stock made pursuant to the terms of the Company’s 1998 Stock Incentive Plan. The agreement sets forth the number of restricted shares subject to each award and the period of time during which the awarded shares will be subject to a “substantial risk of forfeiture” (the “Restricted Period”) within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”). The agreement also sets forth the rights of the recipient with respect to the awarded shares and the corresponding restrictions on transferability that are applicable during the Restricted Period.

Stock Option Agreements. The form of Non-Qualified Stock Option Agreement is used to evidence stock options granted pursuant to the Company’s 1998 Stock Incentive Plan that are not intended to be treated as incentive stock options within the meaning of Section 422 of the Code. The form of Incentive Stock Option Agreement is used to evidence stock options granted pursuant to the Company’s 1998 Stock Incentive Plan that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code. The form of Non-Employee Director Stock Option Agreement is used for stock options granted pursuant to the terms of the Amended and Restated 1998 Directors Stock Plan. In general, each of these agreements sets forth the exercise price for the stock options granted, the dates upon which the stock option grants may be exercised, and the dates upon which the grants will terminate. The agreements also set forth restrictions on the transfer of the stock options and the procedures to be followed in order to exercise the grants.

Election Agreement. The form of Election Agreement is used by the directors of the Company to set forth whether or not they elect to participate in the Amended and Restated 1998 Directors Stock Plan. Directors that elect to participate in the Amended and Restated 1998 Directors Stock Plan receive grants of the Company’s common stock in accordance with the terms set forth therein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure made above under “Item 1.01. - Entry Into a Material Definitive Agreement - Acquisition of Distribution Rights and Inventory” is hereby incorporated by reference.

Item	2.02. Results of Operations and Financial Condition.

On February 1, 2005, the Company issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2004. A copy of this press release is attached as Exhibit 99.8 to this report.

The press release attached as Exhibit 99.8 contains “non-GAAP financial measures” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In the press release, the Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (“GAAP”) in the United States. In addition, the Company has provided in the press release the reasons why the Company believes that the non-GAAP financial measures provide useful information to investors and the additional purposes, if any, for which the Company uses the non-GAAP financial measures.

Pursuant to General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Form 8-K and Exhibit 99.8 attached hereto shall not be deemed filed for the purposes of Section 18 of the Exchange Act, and are not incorporated by reference into any filing of the Company, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure made above under “Item 1.01. - Entry Into a Material Definitive Agreement - Amendment No. 3 to the Second Amended and Restated Credit Agreement” is hereby incorporated by reference.

Item 8.01. Other Events.

On January 31, 2005, the Company issued a press release announcing the Distribution Agreement. A copy of this press release is included as Exhibit 99.9 below.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

2.1*	Distribution Services Agreement, dated January 28, 2005, by and among Aviall, Inc., Aviall Services, Inc., General Electric Company and GE Engine Services Distribution LLC (Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission).

99.1*	Parts Supply Agreement, dated January 28, 2005, by and among Aviall Services, Inc. and General Electric Company.

99.2*	Amendment No. 3 to the Second Amended and Restated Credit Agreement, entered into as of January 28, 2005, by and among Aviall Services, Inc., Aviall, Inc., the Lenders and Issuers set forth on the signature pages thereto, Citicorp USA, Inc., as existing Administrative Agent, Citicorp North America, Inc., as new Administrative Agent, Citigroup Global Markets, Inc., as Joint Lead Arranger, Wachovia Bank, National Association, as Joint Lead Arranger and Documentation Agent, and General Electric Capital Corporation and Wells Fargo Bank, as Co-Syndication Agents and Co-Arrangers.

99.3	Form of Restricted Shares Award Agreement for 1998 Stock Incentive Plan.

99.4	Form of Non-Qualified Stock Option Agreement for 1998 Stock Incentive Plan.

99.5	Form of Incentive Stock Option Agreement for 1998 Stock Incentive Plan.

99.6	Form of Non-Employee Director Stock Option Agreement for Amended and Restated 1998 Directors Stock Plan.

99.7	Form of Election Agreement for 1998 Amended and Restated 1998 Directors Stock Plan.

99.8	Press release, dated January 31, 2005.

99.9	Press release, dated February 1, 2005.

*	Excludes various non-material exhibits, annexes and/or schedules that will be provided to the Securities and Exchange Commission on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVIALL, INC.

By:	/s/ Jeffrey J. Murphy
Name:	Jeffrey J. Murphy
Title:	Senior Vice President, Law and Human Resources, Secretary and General Counsel

Date: February 2, 2005

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Distribution Services Agreement, dated January 28, 2005, by and among Aviall, Inc., Aviall Services, Inc., General Electric Company and GE Engine Services Distribution LLC (Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission).

99.1*	Parts Supply Agreement, dated January 28, 2005, by and among Aviall Services, Inc. and General Electric Company.

99.2*	Amendment No. 3 to the Second Amended and Restated Credit Agreement, entered into as of January 28, 2005, by and among Aviall Services, Inc., Aviall, Inc., the Lenders and Issuers set forth on the signature pages thereto, Citicorp USA, Inc., as existing Administrative Agent, Citicorp North America, Inc., as new Administrative Agent, Citigroup Global Markets, Inc., as Joint Lead Arranger, Wachovia Bank, National Association, as Joint Lead Arranger and Documentation Agent, and General Electric Capital Corporation and Wells Fargo Bank, as Co-Syndication Agents and Co-Arrangers.

99.3	Form of Restricted Shares Award Agreement for 1998 Stock Incentive Plan.

99.4	Form of Non-Qualified Stock Option Agreement for 1998 Stock Incentive Plan.

99.5	Form of Incentive Stock Option Agreement for 1998 Stock Incentive Plan.

99.6	Form of Non-Employee Director Stock Option Agreement for Amended and Restated 1998 Directors Stock Plan.

99.7	Form of Election Agreement for 1998 Amended and Restated 1998 Directors Stock Plan.

99.8	Press release, dated January 31, 2005.

99.9	Press release, dated February 1, 2005.

*	Excludes various non-material exhibits, annexes and/or schedules that will be provided to the Securities and Exchange Commission on request.